UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐     Preliminary Proxy Statement

☐     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐     Definitive Proxy Statement

☒    Definitive Additional Materials

☐     Soliciting Material under §240.14a-12

EVO Payments, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required.

☐     Fee paid previously with preliminary materials.

☐     Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! EVO PAYMENTS, INC. TEN GLENLAKE PARKWAY SOUTH TOWER, SUITE 950 ATLANTA, GEORGIA 30328 EVO PAYMENTS, INC. 2022 Annual Meeting Vote by June 7, 2022 11:59 PM ET You invested in EVO PAYMENTS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 8, 2022. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* June 8, 2022 1:00 p.m., Eastern Time 10 Glenlake Parkway South Tower, Suite 950 Atlanta, Georgia 30328 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D81686-P72218

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D81687-P72218 01) Mark A. Chancy 02) John S. Garabedian 03) David W. Leeds 1. Elect Class I Directors: Nominees: 2. Approval, on an advisory basis, of the Company’s executive compensation. 3. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. 4. To consider and act upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof. The shares represented by the proxy, when properly executed, will be voted in the manner directed therein by the undersigned Stockholder(s). If any other matters properly come before the meeting, or if cumulative voting is required, the person(s) named in the proxy will vote in their discretion. For For For